Exhibit 10.17(b)

FIRST AMENDMENT TO THE
MINERALS TECHNOLOGIES INC. HEALTH AND WELFARE
WRAP BENEFIT PLAN

WHEREAS, the Minerals Technologies Inc. Health and Welfare Wrap Benefit Plan (the “Plan”), authorizes Minerals Technologies Inc. (the “Company”) to amend the Plan by action of its Board of Directors or its delegate, and the Company now wishes to do so by the following amendment.

NOW, THEREFORE, the Plan is hereby amended as follows effective January 1, 2015:

Appendix D shall be amended by adding the following to the list of Participating Employers:

AMCOL International Corporation
Nanocor LLC
Ameri-Co Carriers, Inc.
Ameri-Co Logistics, Inc.
AMCOL Health & Beauty Solutions, Incorporated
American Colloid Company
Colloid Environmental Technologies Company LLC
Cetco Energy Services Company LLC
Volclay International LLC

IN WITNESS WHEREOF, the Company, by its duly authorized officers, has caused this First Amendment to be executed, on this 22nd day of December, 2014.

MINERALS TECHNOLOGIES INC.

BY:	/s/ Thomas Meek
Thomas J. Meek
Vice President and General Counsel